FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report January 27, 2005
                       (Date of earliest event reported)


                          DENTSPLY INTERNATIONAL INC
                (Exact name of Company as specified in charter)



                  Delaware             0-16211             39-1434669
          (State of Incorporation)   (Commission         (IRS Employer
                                      File Number)      Identification No.)




            221 West Philadelphia Street, York, Pennsylvania     17405
              (Address of principal executive offices)         (Zip Code)



                                (717) 845-7511
               (Company's telephone number including area code)









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Item 2.02. - Results of Operations and Financial Condition.

   The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

   On January 27, 2005, the Company conducted a conference call to discuss the sales and earnings release for the fourth quarter of 2004 that was issued on January 26, 2005 and to answer any questions raised by the call's audience. The transcript of this conference call is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 9.01. - Financial Statements and Exhibits

(a)  Financial Statements - Not applicable.

(b)  Exhibits:

     99.1 Transcript of the Company's conference call which it conducted on January 27, 2005 related to the fourth quarter 2004 sales and earnings release issued January 26, 2005 as referenced in Item 2.02.




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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DENTSPLY INTERNATIONAL INC
                                                    (Company)



                                           /s/William R. Jellison
                                              William R. Jellison
                                              Senior Vice President and
                                              Chief Financial Officer

Date: February 1, 2005